                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                                 UNIVISION COMMUNICATIONS INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                         UNIVISION COMMUNICATIONS INC.
                      1999 AVENUE OF THE STARS, SUITE 3050
                         LOS ANGELES, CALIFORNIA 90067

Dear Stockholder:

    We cordially invite you to attend our Annual Meeting of Stockholders at the Hotel Bel-Air, Garden Room, 701 Stone Canyon Road, Los Angeles, California on Wednesday, May 9, 2001, at 10:00 A.M.

    At the meeting, we will ask you to (1) elect six Class A/P Directors, each for a term of one year and (2) ratify our appointment of Arthur Andersen LLP as our independent public accountants for 2001. We will also be available to answer your questions. The attached proxy statement contains information about these matters.

    We would like you to attend. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date and return the enclosed proxy card that will indicate your vote. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

    We look forward to seeing you on May 9, 2001.

                                          Sincerely,

                                          /s/ A. Jerrold Perenchio
                                          A. Jerrold Perenchio
                                          CHAIRMAN OF THE BOARD

March 30, 2001

                         UNIVISION COMMUNICATIONS INC.
                      1999 AVENUE OF THE STARS, SUITE 3050
                            LOS ANGELES, CALIFORNIA

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 9, 2001

                            ------------------------

    The meeting of Stockholders of Univision Communications Inc. will be held on Wednesday, May 9, 2001, at 10:00 A.M. at the Hotel Bel-Air, Garden Room, 701 Stone Canyon Road, Los Angeles, California for the following purposes:

    (1) To elect six Class A/P Directors (who will be elected by the holders of the Class A Common Stock and Class P Common Stock);

    (2) To ratify the appointment of Arthur Andersen LLP as our independent public accountants for 2001; and

    (3) To transact such other business that may properly come before the meeting.

    In addition, the holders of the Class T Common Stock will elect one Class T Director and one Class T Alternate Director, and the holders of the Class V Common Stock will elect one Class V Director and one Class V Alternate Director.

    Stockholders of record at the close of business on March 12, 2001 are entitled to vote at the meeting and at any adjournment.

    Please sign, date and mail the proxy card promptly in the enclosed envelope so that your shares of stock may be represented and voted at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Robert V. Cahill
                                          Robert V. Cahill
                                          SECRETARY

March 30, 2001

                         UNIVISION COMMUNICATIONS INC.
                      1999 AVENUE OF THE STARS, SUITE 3050
                            LOS ANGELES, CALIFORNIA

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                                    GENERAL

    The Board of Directors is furnishing this proxy statement to the holders (together, the "Class A/P Stockholders") of Class A Common Stock and Class P Common Stock (together, the "Class A/P Stock") in connection with the solicitation of proxies for use at our Annual Meeting of Stockholders to be held on Wednesday, May 9, 2001, at 10:00 A.M. and at any adjournment. The meeting will be held at the Hotel Bel-Air, Garden Room, 701 Stone Canyon Road, Los Angeles, California.

    Stockholders of record at the close of business on March 12, 2001 are entitled to notice of, and to vote at, the meeting. On March 12, 2001 the outstanding voting securities consisted of:

                     136,030,982   shares of Class A Common Stock,
                      38,962,090   shares of Class P Common Stock,
                      13,593,034   shares of Class T Common Stock, and
                      17,837,164   shares of Class V Common Stock.

    We will vote the shares represented by a properly signed proxy that we receive before or at the meeting in accordance with the specifications made on the proxy. Proxies that we receive with no specification will be voted: (1) for the election of the six nominees for Class A/P Director named below; (2) for the ratification of the appointment of Arthur Andersen LLP; and (3) according to the best judgment of the proxyholder in regard to any other matter that properly comes before the meeting.

    Any stockholder may revoke his or her proxy at any time before it is voted at the meeting by giving written notice of such revocation to the Secretary at our principal executive offices, located at 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067, telephone (310) 556-7676. A stockholder may also give notice by filing a properly executed proxy bearing a later date or by voting in person.

    Univision will pay the cost of this proxy solicitation. Brokers and nominees should forward soliciting materials to the beneficial owners of the Class A Common Stock held of record by such brokers and nominees. We will reimburse such persons for their reasonable forwarding expenses. In addition to the use of the mails, our directors, officers and regular employees may solicit proxies, but will not be paid for their solicitation.

    This proxy statement, proxy card and Notice of Annual Meeting of Stockholders are being mailed to stockholders on or about March 30, 2001.

                                  VOTING POWER

    The holders of the Class A Common Stock, Class T Common Stock, and Class V Common Stock have one vote per share on all matters on which they are entitled to vote. The holders of the Class P Common Stock have 10 votes per share on all matters on which they are entitled to vote,(1) meaning that they currently have approximately 70% of the total voting power of the common stock, assuming no exercise of options or warrants. THUS, THE HOLDERS OF CLASS P COMMON STOCK WILL HAVE SUFFICIENT VOTES TO CONTROL EACH MATTER THEY VOTE ON AT THE MEETING.

                                 VOTES REQUIRED
                    VOTES REQUIRED FOR STOCKHOLDER PROPOSALS

    The six nominees for directors receiving the most votes cast by the Class A/P Stockholders will be elected as "Class A/P Directors." In addition, the holders of the Class T Common Stock will elect, either by voting at the meeting or by written consent, one director and one alternate director (the "Class T Director" and "Class T Alternate Director"); and the holders of the Class V Common Stock will elect one director and one alternate director (the "Class V Director" and "Class V Alternate Director").

    The affirmative vote of a majority of the voting interests of all shares of our capital stock, voting as a single class, present in person or by proxy at the meeting, is required to ratify the appointment of Arthur Andersen LLP as our independent public accountants for 2001.

                                     QUORUM

    Holders of a majority of the voting interests of our Class A/P Stock, present in person or by proxy, will constitute a quorum for the holding of a meeting of the Class A/P Stockholders for the purpose of electing the six
Class A/P Directors. Holders of a majority of the voting interests of each of the Class T Common Stock and Class V Common Stock, as the case may be, present in person or by proxy, will constitute a quorum for the holding of a meeting of stockholders of such classes for the purpose of electing the director and alternate director for each such class. Holders of a majority of the voting interests of all shares of our capital stock will constitute a quorum for the holding of a meeting to ratify the appointment of Arthur Andersen LLP as our independent public accountants for 2001.

                               COUNTING OF VOTES

    Our inspector of elections will count all votes cast in person, by proxy or by written consent at the meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will be treated as votes cast and have the same effect as a vote against a proposal. Under Delaware law, if a broker or nominee indicates on its proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes but will not be counted in determining the number of shares necessary for approval.

------------------------

(1) If A. Jerrold Perenchio is incapacitated (defined as Mr. Perenchio being subject to a conservatorship of the estate under applicable state law) at the time of the meeting or if Mr. Perenchio and any of his permitted transferees own less than 26,486,084 shares of Class P Common Stock, the holders of the Class P Common Stock will have one vote per share.

                               BOARD OF DIRECTORS
                             ELECTION OF DIRECTORS

    Our six nominees proposed for election as Class A/P Directors by the Class A/P Stockholders are A. Jerrold Perenchio, Harold Gaba, Alan F. Horn, John
G. Perenchio, Ray Rodriguez and Juan Villalonga. The nominees proposed for election as a Class T Director and Class T Alternate Director by the holders of Class T Common Stock are Jose A. Baston Patino and Alfonso de Angoitia, respectively. The nominees proposed for election as a Class V Director and Class V Alternate Director by the holders of Class V Common Stock are Alejandro Rivera and Carlos E. Cisneros, respectively. All of the nominees for director are currently serving as directors and both of the nominees for alternate director are currently serving as alternate directors. Each director and alternate director will serve until the next meeting of stockholders and until his successor is qualified and elected or until the earlier of his death, resignation or removal.

    An alternate director may act in the place of the director for whom he is an alternate if the director is absent from a Board meeting. While so acting, the alternate director has all of the rights, duties, privileges and powers of the director for whom he is acting as an alternate (including the right to vote at such meeting) and is counted in determining whether a quorum is present. Except when acting as an alternate, no alternate director is entitled to vote at a Board meeting and is not counted as a member of the Board in determining a quorum. At present, the Class A/P Directors do not intend to nominate any alternate Class A/P Director nominees for election by the Class A/P Stockholders.

    Each nominee is willing to serve if elected, but if any Class A/P Director nominee becomes unable to serve, your proxies will be voted for the election of such other person or persons as the Class A/P Directors select.

                  NOMINEES FOR ELECTION AS CLASS A/P DIRECTORS

    Information about our six nominees for election to the Board of Directors to represent the Class A/P Stockholders is provided below.

    A. JERROLD PERENCHIO

    Director since 1992

    Mr. A. Jerrold Perenchio, age 70, has been Chairman of the Board and Chief Executive Officer of Univision since December 1992. From December 1992 through January 1997, he was also Univision's President. Mr. Perenchio has owned and been active in Chartwell Partners LLC since it was formed in 1983. Chartwell Partners LLC is an investment firm that is active in the media and communications industry. A. Jerrold Perenchio is John G. Perenchio's father.

    HAROLD GABA

    Director since 1996

    Mr. Gaba, age 55, has been President and Chief Executive Officer of ACT III Communications Inc. (a multi-media communications company with interests in theatrical exhibition, television and motion picture production, and broadcasting) since August 1990. From 1992 through 1997, he served as Chief Executive Officer and a director of ACT III Theatres, Inc., and from November 1992 through January 1996, he also served as Chief Executive Officer and a director of Act III Broadcasting, Inc. Since September 1999, Mr. Gaba has also served as Chairman of the Board of Concord Records, Inc. (a majority owned subsidiary of Act III Communications Inc.).

    ALAN F. HORN

    Director since 1992

    Mr. Horn, age 58, has been President and Chief Operating Officer of Warner Bros. since October 1999. Mr. Horn was Chairman and Chief Executive Officer of Castle Rock Entertainment from January 1994 until October 1999. Mr. Horn was a member of the Executive Committee and the Planning Committee of Turner Broadcasting Systems, Inc. from January 1994 to December 1996.

    JOHN G. PERENCHIO

    Director since 1992

    Mr. John G. Perenchio, age 45, has been an executive at Chartwell Partners LLC and Vice President of Malibu Bay Company (a real estate development and management company) since 1990. Since August 1997, Mr. Perenchio has been President of Ultimatum Music, LLC (a record and music publishing company). John
G. Perenchio is the son of A. Jerrold Perenchio.

    RAY RODRIGUEZ

    Director since 1996

    Mr. Rodriguez, age 50, has been President and Chief Operating Officer of the Network since December 1992. In August 1990, Mr. Rodriguez joined the Network's predecessor as Vice President and Director of Talent Relations. In
September 1991, he became Senior Vice President and Operating Manager of the Network's predecessor. In May 1992, Mr. Rodriguez became President and Chief Executive Officer of Univision's predecessor.

    JUAN VILLALONGA

    Director since 2001

    Mr. Villalonga, age 47, served as the Chairman and Chief Executive Officer of Telefonica, S.A. (a Spanish telecom operator) from June 1996 through
July 2000. Since July 2000 Mr. Villalonga has been a private investor.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS CLASS A/P DIRECTORS OF THE NOMINEES LISTED ABOVE.

 NOMINEES FOR ELECTION AS CLASS T AND CLASS V DIRECTORS AND ALTERNATE DIRECTORS

    The holders of Class T Common Stock are entitled to elect one Class T Director and one Class T Alternate Director at the meeting. The holders of Class V Common Stock are entitled to elect one Class V Director and one Class V Alternate Director at the meeting.

    The following individuals have been nominated for election as directors or as alternate directors to represent the holders of Class T Common Stock and the holders of Class V Common Stock. This information is being provided to Class A/P Stockholders for informational purposes only, as they are not entitled to vote for the Class T Director, Class V Director or their alternates.

    JOSE A. BASTON PATINO

    Class T Director since 1998

    Mr. Baston, age 32, has served in various capacities for Grupo Televisa, S.A. and its affiliates ("Televisa") or its subsidiaries since 1994. He has been Deputy Chief Operating Officer since January 1998. From 1997 to January 1998, he was General Director of Sports, Special Events and Paid Television. From 1996 to 1997, he was General Director of Paid Television. From 1994 to 1995, he was General Director of Programming.

    ALFONSO DE ANGOITIA

    Class T Alternate Director since 1998

    Mr. Angoitia, age 38, has been a partner of Mijares, Angoitia, Cortes y Fuentes (a law firm in Mexico) for the last six years. Since 1998, he has been Secretary of the Board of Directors and of the Executive Committee of Televisa.

    ALEJANDRO RIVERA

    Class V Director since 2000

    Mr. Rivera, age 57, has served in executive positions with companies in the Cisneros Group since 1976, including Venevision. Mr. Rivera is the Managing Director and Vice President of Venevision International. Mr. Rivera is a member of the Board of Directors of Pueblo Xtra International, Inc. Mr. Rivera was the Class V Alternate Director from 1996 until his election as the Class V Director in 2000.

    CARLOS E. CISNEROS

    Class V Alternate Director since 2000

    Mr. Cisneros, age 35, has been the Chief Executive Officer and the Chairman of the Cisneros Television Group since 1996. Mr. Cisneros has also been the Vice-Chairman of IberoAmerican Media Partners since 1998. Mr. Cisneros was the Executive Vice President of Venevision International until 1996. Mr. Cisneros is also a member of the Board of Directors of ARTISTdirect, Inc., OneSoft Corporation and El Sitio, Inc.

                            DIRECTORS' COMPENSATION

    Each non-employee director who owns less than 5% of Univision's capital stock and who is not affiliated with A. Jerrold Perenchio, Televisa or Venevision is paid $50,000 for each year of service.

                          BOARD OF DIRECTORS MEETINGS

    The Board of Directors held 8 meetings during 2000. Each director other than Jose A. Baston Patino attended more than 75% of the aggregate number of Board of Directors meetings and Committee meetings on which he served in 2000. Mr. de Angoitia did not attend any of the Board meetings in Mr. Baston's place.

                                BOARD COMMITTEES

    We have an audit committee and a compensation committee but do not have a nominating committee.

AUDIT COMMITTEE

    Univision's Audit Committee, currently comprised of Messrs. Gaba, Horn and Rivera, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of such audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. The Audit Committee met 4 times in 2000.

COMPENSATION COMMITTEE

    Univision's Compensation Committee is currently comprised of Messrs. Gaba, Horn, and Rivera. This Committee makes recommendations to the Board concerning compensation of our executive officers and administers the 1996 Performance Award Plan. The Compensation Committee met 4 times in 2000.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of Univision's voting securities as of March 1, 2001 (other than the Series A Preferred Stock that was converted on March 12, 2001) by (1) each person who we know beneficially owns 5% or more of the outstanding shares of any class of Univision's voting securities, (2) each of our directors and the Named Executive Officers (as defined in the "Summary Table of Executive Compensation" section below), and (3) all directors and executive officers as a group. Except as indicated in the footnotes to the table, each person named in the table has sole voting and investment power with respect to all shares of securities shown as beneficially owned by them, subject to community property laws where applicable.

    Please see the footnotes below for the disclosure required by the Securities Exchange Act of 1934 for each of the parties listed below. Because the Class P, Class T and Class V Common Stock can be converted to Class A Common Stock at any time, we are presenting the information below based on such conversions. We obtained the information presented below for stockholders other than officers and directors from Schedule 13Gs and amendments thereto, which reflect beneficial ownership, unless stated otherwise, as of December 31, 2000.

                                                                                                   PERCENT OF CLASS A
                                                                              PERCENT OF CLASS A      COMMON STOCK
                                                       NUMBER OF SHARES OF          COMMON         BENEFICIALLY OWNED
                                                      CLASS A COMMON STOCK          STOCK          ASSUMING WARRANTS
                                                       BENEFICIALLY OWNED     BENEFICIALLY OWNED     ARE EXERCISED
NAME AND ADDRESS(A)                TITLE OF CLASS            (B)(C)                  (C)                  (L)
-------------------              -------------------  ---------------------   ------------------   ------------------
A. Jerrold Perenchio ..........  Class A and Class P       39,287,384(d)            19.1%                16.8%
                                 Common Stock

Grupo Televisa ................  Class T                   13,593,034(e)            6.6%                  5.8%
Avenida Chapultepec,             Common Stock
No. 28 06724 Mexico, D.F.
Mexico

Venevision ....................  Class V                   17,837,164(e)(f)         8.7%                 19.4%
c/o Finser Corporation           Common Stock
550 Biltmore Way,
Suite 900
Coral Gables,
Florida 33134

Janus Capital Corporation .....  Class A                   19,759,865(g)            9.6%                  8.5%
100 Fillmore Street, Suite 300   Common Stock
Denver, Colorado 80206-4923

Putnam Investments, Inc. ......  Class A                   11,892,662(h)            5.8%                  5.1%
One Post Office Square,          Common Stock
Boston, Massachusetts 02109

The Prudential Insurance ......  Class A                   11,419,188(i)            5.5%                  4.9%
Company of America               Common Stock
751 Broad Street
Newark, New Jersey 07102-3777

Jennison Associates LLC .......  Class A                   11,248,200(j)            5.5%                  4.8%
466 Lexington Avenue             Common Stock
New York, New York 10017

George W. Blank ...............  Class A                      838,100(k)              *                    *
                                 Common Stock

Robert V. Cahill ..............  Class A                      259,740(k)              *                    *
                                 Common Stock

Harold Gaba ...................  Class A                      191,000(k)              *                    *
                                 Common Stock

                                                                                                   PERCENT OF CLASS A
                                                                              PERCENT OF CLASS A      COMMON STOCK
                                                       NUMBER OF SHARES OF          COMMON         BENEFICIALLY OWNED
                                                      CLASS A COMMON STOCK          STOCK          ASSUMING WARRANTS
                                                       BENEFICIALLY OWNED     BENEFICIALLY OWNED     ARE EXERCISED
NAME AND ADDRESS(A)                TITLE OF CLASS            (B)(C)                  (C)                  (L)
-------------------              -------------------  ---------------------   ------------------   ------------------
Alan F. Horn ..................  Class A                      265,000(k)              *                    *
                                 Common Stock

C. Douglas Kranwinkle .........  N/A                                0                 *                    *

John G. Perenchio .............  Class A                       12,950(k)              *                    *
                                 Common Stock

Ray Rodriguez .................  Class A                      970,808(k)              *                    *
                                 Common Stock

Juan Villalonga ...............  N/A                                0                 *                    *

Alejandro Rivera ..............  Class A                      345,000(k)              *                    *
c/o Finser Corporation           Common Stock
550 Biltmore Way
Suite 900
Coral Gables, Florida 33134

Jose A. Baston Patino .........  N/A                                0                 *                    *
Grupo Televisa
Av. Chapultepec No. 28
6th Piso Col. Doctores, Mexico
D.F. 06724

Alfonso de Angoitia ...........  N/A                                0                 *                    *
c/o Minares, Angoitia,
Cortes y Fuentes S.C.
505 3rd Floor
Lomas de Chapultepec
11000 Mexico City,
Mexico

Carlos Cisneros ...............  N/A                                0                 *                    *
c/o Cisneros Television Group
404 Washington Ave,
Penthouse Fl.
Miami Beach, Florida 33139

All directors and executive      Class A, Class P,         42,169,982(e)(f)         20.2%                17.9%
officers as a group (13          Class T and Class V
persons) ......................  Common Stock

------------------------------

(a) Unless otherwise indicated, the address of each executive officer and director is 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067.

(b) Each of A. Jerrold Perenchio and his affiliates ("Perenchio"), Televisa, and Venevision beneficially own 100% of their respective classes.

(c) Assumes that the Class P, Class T and Class V Common Stock outstanding are converted into Class A Common Stock on a share for share basis since this may be done at any time in accordance with their respective terms. Does not include the shares issuable upon exercise of the 27,439,700 warrants that are outstanding (see footnote (e) below).

(d) Includes 885,740 shares of Class P Common Stock beneficially owned by Margaret Perenchio, Mr. Perenchio's wife. Mr. Perenchio has the sole power to vote such shares pursuant to a proxy, but Mrs. Perenchio has sole power to dispose of or direct the disposition of such shares. Also includes 400 shares of Class A Common Stock owned by Mr. Perenchio.

(e) Excludes 2,000 shares of Class T Common Stock and 27,437,700 shares of
    Class V Common Stock issuable upon exercise of warrants held by Televisa and Venevision, respectively. Such warrants may be exercised by the holder, so long as the aggregate shares owned by Televisa, Venevision and all non-U.S. aliens do not represent more than 25% of the outstanding stock.

(f) A trust for the benefit of the family of Gustavo Cisneros and a trust for the benefit of the family of Ricardo Cisneros each owns a 50% indirect beneficial ownership interest in the equity of the Venevision affiliates that own these shares. These affiliates have shared voting and dispositive powers. Messrs. Gustavo and Ricardo Cisneros disclaim beneficial ownership of such shares.

(g) Based on a report on Schedule 13G/A dated February 15, 2001, Janus Capital Corporation and/or its affiliates had sole voting and sole dispositive power over all such shares. Based on such Schedule 13G/A, Janus Capital Corporation owned 14.6% of the Class A Common Stock outstanding as of December 31, 2000.

(h) Based on a report on Schedule 13G/A dated February 18, 2000, Putnam Investments, Inc. and/or its affiliates had shared voting power over 667,540 of such shares and shared dispositive power over all such shares. Based on such Schedule 13G/A, Putnam Investments, Inc. owned 9.2% of the Class A Common Stock outstanding as of December 31, 1999. Putnam Investments, Inc. did not file a Schedule 13G/A for the fiscal year ended December 31, 2000. Such numbers reflected herein are as adjusted for all stock splits of the Class A Common Stock.

(i) Based on a report on Schedule 13G/A dated January 29, 2001, The Prudential Insurance Company of America had sole voting and sole dispositive power over 611,400 of such shares, shared voting power over 10,265,588 of such shares, and shared dispositive power over 10,807,788 of such shares. Based on such
    Schedule 13G/A, The Prudential Insurance Company of America owned 8.5% of the Class A Common Stock outstanding as of December 31, 2000.

(j) Based on a report on Schedule 13G dated February 14, 2001, Jennison Associates LLC ("Jennison") had sole voting power over 10,706,000 shares and shared dispositive power over all such shares. Based on such Schedule 13G, Jennison owned 8.3% of the Class A Common Stock outstanding as of December 31, 2000. The Prudential Insurance Company of America ("Prudential") indirectly controls Jennison through its indirect ownership of Jennison. As a result, Prudential may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to the Class A Common Stock. Jennison does not file jointly with Prudential, as such, shares of the Class A Common Stock reported on Jennison's 13G may be included in the shares reported on the 13G filed by Prudential.

(k) The following persons hold stock options that are vested or will vest and become exercisable on or before April 30, 2001: Mr. Rodriguez--900,000; Mr. Blank--787,500; Mr. Rivera--345,000; Mr. Cahill--137,500;
    Mr. Gaba--65,000; and Mr. Horn--65,000.

(l) The warrants to purchase Class T and Class V Common Stock are subject to certain exercise restrictions. See "Certain Relationships and Related Transactions--Warrants."

*   Represents less than one percent.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee currently consists of Messrs. Gaba, Horn and Rivera, none of whom is an employee of Univision. The Compensation Committee is responsible for making recommendations to the Board concerning the compensation levels of our executive officers. The Compensation Committee also administers the 1996 Performance Award Plan, as amended, and determines awards to be made under such plan to officers and to other eligible individuals. In 2000, our Class T Director also participated in each Compensation Committee meeting in which the Compensation Committee approved compensation and concurred with the Compensation Committee's decisions.

    The Compensation Committee may consider other forms of compensation, both short-term and long-term, in addition to those described below, designed to link compensation with achieving financial targets. In 1999, the Compensation Committee retained the services of Frederic W. Cook & Co. Inc. ("F.W. Cook") to assist it in reviewing the compensation levels of Univision's executive officers as well as the compensation plans offered by Univision. The Compensation Committee continued to consult with F.W. Cook in 2000 in setting salaries, determining objective performance guidelines for bonuses, and approving option grants and other stock incentive plan matters.

    Based on competitive data presented to the Compensation Committee from peer company analyses and pay surveys of generally comparable companies, the Compensation Committee believes that total compensation for each of Univision's named executive officers, other than the Chief Executive Officer who receives no compensation, is in the median to seventy-fifth percentile range.

                                  BASE SALARY

    Mr. Perenchio, our Chairman, established basic compensation paid to our executives during 2000. The basic compensation of the executive officers other than Messrs. Perenchio and Cahill is set forth in employment agreements whose terms extend to 2003. Mr. Perenchio serves as Chief Executive Officer without remuneration. See also "Certain Relationships and Related Transactions" for a description of reimbursements by Univision of salaries and services of Mr. Cahill and others provided by another company wholly-owned by Mr. Perenchio.

                               BONUS COMPENSATION

    The Compensation Committee, based upon management's recommendation, approved cash bonuses for 2000. Up to fifty percent of each potential cash bonus award is determined using an EBITDA performance goal set at the beginning of 2000. The other fifty percent of each potential cash bonus is subjective. In considering the subjective portion of the bonuses, management takes into account the employee's responsibilities, his or her performance during the prior year, and other factors such as profitability, market share, industry position and outstanding achievements.

                           EQUITY-BASED COMPENSATION

    The Compensation Committee believes in linking long-term incentives to an increase in stock value as it awards stock options at the fair market value on the date of grant that vest over time thus encouraging employees to continue to use their best professional skills and to remain in Univision's employ. Options issued during Univision's initial public offering in September 1996 vested in two years. Substantially all other options are exercisable in annual 25% increments over a four-year period.

------------------------

* This section of the proxy statement is not incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

    When considering the grant of stock options, the Compensation Committee considers the optionee's responsibilities, his or her performance during the prior year, his or her expected future contribution to Univision's performance, competitive data on grant values at comparable companies, and the recommendation of Mr. Perenchio and other senior executives.

                  THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code limits the deductibility by Univision of cash compensation in excess of $1 million paid to the Chief Executive Officer and the four highest compensated executive officers during any taxable year, unless such compensation meets certain requirements. We believe the 1996 Performance Award Plan, as amended, complies with the rules under
Section 162(m) for treatment as performance-based compensation, allowing us to fully deduct compensation paid to executives under the plan. We believe the compensation awarded as cash bonuses does not fully comply with the rules under
Section 162(m), and therefore certain executive compensation paid in 2000 may be non-deductible.

                           The Compensation Committee
                                  Harold Gaba
                                  Alan F. Horn
                                Alejandro Rivera

                            AUDIT COMMITTEE REPORT*

    Our Audit Committee is composed of three independent directors and operates under a written charter adopted by our Board of Directors and last amended February 16, 2000. The members of the Audit Committee are Messrs. Gaba, Horn and Rivera. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of our independent accountants.

    Management is responsible for Univision's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    Our independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

    Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent

------------------------

* This section of the proxy statement is not incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

    We are also required to include in our Annual Report on Form 10-K for the year ended December 31, 2000 the audited financial statements of Entravision Communications Corporation ("Entravision"). We own approximately 32% of Entravision's outstanding capital stock. Entravision's financial statements are audited by McGladrey & Pullen, LLP. Neither of our two representatives on Entravision's board of directors is a member of Entravision's audit committee. Neither our Board of Directors nor our Audit Committee monitors or oversees Entravision's internal controls, financial reporting process or the audit of its financial statements by its independent accountants.

                              The Audit Committee
                                  Harold Gaba
                                  Alan F. Horn
                                Alejandro Rivera

                    SUMMARY TABLE OF EXECUTIVE COMPENSATION

    The following table shows the compensation we paid or accrued during 2000, 1999 and 1998 to each of our executive officers (collectively, the "Named Executive Officers").

                                                                                 LONG-TERM
                                             ANNUAL COMPENSATION                COMPENSATION
                                ---------------------------------------------   ------------
                                                                                 SECURITIES
                                                        CASH     OTHER ANNUAL    UNDERLYING     ALL OTHER
                                            SALARY    BONUSES    COMPENSATION   OPTIONS/SARS   COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR       ($)        ($)          ($)            (#)            ($)
---------------------------     --------   --------   --------   ------------   ------------   ------------
A. Jerrold Perenchio(a) ......  2000        None       None         None           None            None
  Chairman of the Board and     1999        None       None         None           None            None
  Chief Executive Officer       1998        None       None         None           None            None

George W. Blank ..............  2000       600,000    600,000       None           150,000      10,200(c)
  Executive Vice President and  1999       550,000    600,000       None           150,000       9,600(c)
  Chief Financial Officer       1998       550,000    550,000      2,480,000(b)    200,000       9,600(c)

Robert V. Cahill(d) ..........  2000       500,000    600,000       None           150,000         None
  Vice President and Secretary  1999       500,000    600,000       None           150,000         None
                                1998       500,000    500,000      3,306,677(b)    200,000         None

C. Douglas Kranwinkle(e) .....  2000       200,000     None         None           120,000         None
  Executive Vice President and
  General Counsel

Ray Rodriguez ................  2000       700,000    750,000       None           200,000      10,200(c)
  President and Chief           1999       650,000    750,000       None           200,000       9,600(c)
  Operating                     1998       650,000    650,000      3,306,677(b)    200,000       9,600(c)
  Officer of the Network

------------------------

(a) Mr. Perenchio's services were provided pursuant to the informal arrangement described in "Employment Agreements and Arrangements." Mr. Perenchio was not compensated for his services in any employment capacity with Univision during the past five years except from October 1996 through March 1997.

(b) Reflects fair market value of stock awarded on May 27, 1998 as bonuses and required tax withholding. See "Compensation Committee Report on Executive Compensation--Bonus Compensation" and "Security Ownership of Certain Beneficial Owners and Management."

(c) Matching contribution pursuant to 401(k) Plan. See "401(k) Savings and Thrift Plan."

(d) The services of Mr. Cahill in 2000, 1999 and 1998 were provided by Mr. Perenchio pursuant to the informal arrangement among Mr. Perenchio, Televisa and Venevision described in "Employment Agreements and Arrangements." Mr. Cahill was paid by Mr. Perenchio a salary of $500,000 in 2000, 1999, and 1998, respectively, for all of the services he performed for us and one-half of such salary was charged to us. We paid a bonus of $600,000 earned in 2000 and 1999 and $500,000 earned in 1998 to Mr. Cahill. See "Employment Agreements and Arrangements."

(e) Mr. Kranwinkle joined Univision on September 1, 2000.

                     EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

    On December 31, 2000, Messrs. Blank and Rodriguez entered into amended employment agreements with us, each of which expires on December 31, 2003.
Mr. Blank's base salary under his agreement was $550,000 for 1998 and 1999, and $600,000 for 2000. His base salary will remain at $600,000 in 2001, 2002 and 2003. Mr. Rodriguez's base salary under his agreement was $650,000 for 1998 and 1999, and $700,000 for 2000 and will be $800,000 for 2001, 2002 and 2003. In addition, based upon an annual review of each individual's performance and our results of operations and our prospects, we may grant Mr. Blank and Mr. Rodriguez bonuses.

    On August 17, 2000, Mr. Kranwinkle entered into an employment agreement, as amended December 31, 2000, with us that expires on December 31, 2003.
Mr. Kranwinkle's base salary under his agreement will be $600,000 for 2001, 2002 and 2003. Mr. Kranwinkle also received a one-time nonstatutory stock option to purchase 100,000 shares of the Class A Common Stock upon the commencement of his employment on September 1, 2000. In addition, we may grant, in our sole and absolute discretion, a bonus to Mr. Kranwinkle.

    The employment agreements for Messrs. Blank, Kranwinkle, and Rodriguez may be terminated for cause, upon death or disability or without cause. In the case of a termination without cause, the employee shall, subject to certain conditions regarding confidentiality, trade secrets and competitive activities, be entitled to receive his base salary for the remainder of his employment agreement.

    Pursuant to an informal arrangement among Mr. Perenchio, Televisa and Venevision, the services of Messrs. Cahill and Perenchio were provided by Mr. Perenchio in 2000, 1999 and 1998. In each of 2000, 1999 and 1998,
Mr. Cahill was paid $500,000 by Mr. Perenchio for services as a Univision executive officer and one-half was charged to us. In addition, we paid a bonus for 2000 and 1999 of $600,000, and $500,000 for 1998 to Mr. Cahill.
Mr. Perenchio serves as Chairman of the Board and Chief Executive Officer without compensation.

401k SAVINGS AND THRIFT PLAN

    We presently have a retirement savings plan covering all eligible employees who have completed one year of service. The 401(k) Plan allows all employees to defer up to 15% of the total eligible compensation that would otherwise be paid to the employee, which deferral in 2000 could not exceed $10,500. Employee contributions are invested in selected mutual funds and a unitized fund of our Class A Common Stock according to the direction of the employee. The 401(k) Plan permits us each year to match up to the first 6% of such employee's eligible compensation contributed to the plan, subject to certain limitations imposed by the Internal Revenue Service. During 2000, 1999 and 1998, we matched 100% of the first 6% of employee's eligible compensation contributed to the 401(k) Plan.

1996 PERFORMANCE AWARD PLAN

    We established the 1996 Performance Award Plan, as amended (the "1996 Plan"), to attract, reward and retain talented and experienced officers, other key employees and certain other eligible persons (each, an "Eligible Employee") who may be granted awards from time to time by the Compensation Committee.

    Awards under the 1996 Plan may be in the form of nonqualified and incentive stock options, stock appreciation rights ("SARs"), restricted stock and restricted stock unit awards, performance shares, stock bonuses and cash bonuses.

    The maximum term of options, SARs and other rights to acquire Class A Common Stock granted under the 1996 Plan is 10 years after the initial date of the award. No award under the 1996 Plan can be made after September 20, 2006.

    No more than 37,200,000 shares of Class A Common Stock may be issued in respect of awards under the 1996 Plan (subject to certain anti-dilution adjustments). The number of shares of Class A Common Stock subject to options and SARs granted to any individual in any calendar year is limited to 2,000,000 and the number of shares of Class A Common Stock that may be subject to awards granted in any calendar year may not exceed 5,500,000.

    Unless approved by the unanimous consent of the Compensation Committee, no award may vest more quickly than 25% per year other than awards granted in lieu of cash bonuses, which may vest at the rate of 50% per year. Generally, awards that are not yet exercisable will terminate upon the date an Eligible Employee is no longer employed by the Company, and those that are exercisable will remain exercisable for a short period of time thereafter.

    As of March 1, 2001, 18,407,570 shares of Class A Common Stock remained subject to awards then outstanding under the 1996 Plan and an additional 13,105,000 shares remained available for additional award grants under the 1996 Plan.

                             OPTION GRANTS IN 2000

                                                INDIVIDUAL GRANTS IN 2000
                         ------------------------------------------------------------------------
                             NUMBER OF        % OF TOTAL OPTIONS
                             SECURITIES           GRANTED TO         EXERCISE                       GRANT DATE
                         UNDERLYING OPTIONS      EMPLOYEES IN         PRICE                           PRESENT
NAME                         GRANTED(#)        LAST FISCAL YEAR    PER SHARE($)   EXPIRATION DATE   VALUE($)(A)
----                     ------------------   ------------------   ------------   ---------------   -----------
A. Jerrold Perenchio...      N/A                  N/A                 N/A              N/A             N/A
George W. Blank(b).....    150,000               4.2%                35.75        November 2010     2,646,000
Robert V. Cahill(b)....    150,000               4.2%                35.75        November 2010     2,646,000
C. Douglas
  Kranwinkle(b)........    100,000               2.8%                45.44         August 2010      2,160,000
                            20,000               0.6%                35.75        November 2010      352,800
Ray Rodriguez(b).......    200,000               5.6%                35.75        November 2010     3,528,000

--------------------------

(a) The estimated value was developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and is not intended to predict future prices of our Class A Common Stock. The estimate was developed using the Black-Scholes option pricing model. For the December options granted, the following assumptions were used: dividend yield of 0%; expected volatility of 41.781%; risk-free interest rate of 5.55%; and expected life of six years. For the September options granted, the following assumptions were used: dividend yield of 0%; expected volatility of 37.908%; risk-free interest rate of 6.00%; and expected life of six years. The fair value of options granted on December 1, 2000 is $17.64 and the fair value of the options granted on September 1, 2000 is $21.60.

(b) The options vest in four equal annual installments commencing on the first anniversary of the grant date.

                    AGGREGATED OPTION EXERCISES IN 2000 AND
                             YEAR-END OPTION VALUE

                                                                        EXERCISABLE/           EXERCISABLE/
                                                                       UNEXERCISABLE       UNEXERCISABLE VALUE
                                                                    NUMBER OF SECURITIES      OF UNEXERCISED
                              SHARES ACQUIRED                        UNDERLYING OPTIONS    IN-THE-MONEY OPTIONS
NAME                          ON EXERCISE(#)    VALUE REALIZED($)       AT FY-END #          AT FY-END ($)(A)
----                          ---------------   -----------------   --------------------   --------------------
A. Jerrold Perenchio........      N/A                N/A                   N/A                     N/A
George W. Blank.............    100,000           3,874,249          787,500/412,500       23,700,000/4,496,875
Robert V. Cahill............    550,000           24,789,063         137,500/412,500       2,456,250/4,496,875
C. Douglas Kranwinkle.......       0                  0                 0/120,000               0/103,750
Ray Rodriguez...............       0                  0              900,000/500,000       27,218,750/4,756,250

--------------------------

(a) This amount represents solely the difference in the market price $40.9375 on the last trading day of the year, December 29, 2000, of those unexercised options that had an exercise price below such market price (i.e., "in-the-money options") and the respective exercise prices of the options. The exercise price of outstanding options ranges from $5.75 to $45.4375. All options were granted at fair market value. No assumptions or representations regarding the value of such options are made or intended.

                    UNIVISION STOCK PRICE PERFORMANCE GRAPH*

    The following graph compares our cumulative total stockholder return with those of the S&P Broadcasting Index (TV, Radio & Cable) and the S&P 500 Index at quarterly intervals since we effected our initial public offering in September 1996. The graph assumes that $100 was invested on September 27, 1996 (the date of our initial public offering) in (1) our Class A Common Stock,
(2) the S&P Broadcasting Index (TV, Radio & Cable), and (3) the S&P 500 Index, including in each case, if applicable, reinvestment of dividends. Note: We caution that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

                COMPARISON OF 51 MONTH CUMULATIVE TOTAL RETURN*
            AMONG UNIVISION COMMUNICATIONS INC., THE S & P 500 INDEX
              AND THE S & P BROADCASTING (TV, RADIO, CABLE) INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              UNIVISION                  S & P BROADCASTING
         COMMUNICATIONS INC.  S & P 500  (TV, RADIO, CABLE)
9/27/96              $100.00    $100.00             $100.00
12/96                $160.87    $114.43             $100.40
12/97                $303.53    $152.61             $165.19
12/98                $313.04    $196.22             $256.26
12/99                $888.59    $237.52             $447.67
12/00                $711.96    $215.89             $323.29

         *$100 INVESTED ON 9/27/96 IN STOCK OR ON 8/31/96
         IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
         FISCAL YEAR ENDING DECEMBER 31.

------------------------

* This section of the proxy statement is not incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such forms we received, or written representations from certain reporting persons that no forms were required for those persons, we believe that during 2000 all filing requirements applicable to our officers and directors were met other than as set forth below.

    Mr. Cahill inadvertently failed to file timely a Form 4 for a May 2000 transaction, and Mr. Cisneros inadvertently failed to file timely a Form 3 when he became the Class V Alternate Director. To date, we do not believe that either Mr. Angoitia or Mr. Baston Patino has filed any reports required under
Section 16(a) of the Securities Exchange Act.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The following is a brief summary of the material terms of certain agreements between us and one or more of Mr. Perenchio, Televisa and Venevision filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2000. The information set forth below does not purport to be and is not a complete summary of all such agreements.

PROGRAM LICENSE AGREEMENTS

    One of our subsidiaries has entered into Program License Agreements with affiliates of both Televisa and Venevision which expire in December 2017 and which are guaranteed by Univision. Under these agreements, we have the first right to air in the United States all Spanish-language programming produced by or for Televisa and Venevision (with certain exceptions). In return for these programs, our subsidiary paid to the Televisa and Venevision affiliates an aggregate net royalty of approximately $127.4 million or 15% of its Combined Net Time Sales (time sales from broadcasting, including barter, trade, and television subscription revenues, less advertising commissions, certain special event revenues, music license fees, outside affiliate compensation and taxes other than withholding taxes) and will continue to pay 15% of such sales in 2001 and each subsequent year. The obligations of their respective affiliates have been guaranteed by Televisa and Venevision.

    Also, pursuant to the Program License Agreements, Televisa and Venevision have the right to use, without charge, advertising time that we do not sell to advertisers or that we do not use. There are limitations on the ability of Televisa and Venevision to use such time for telemarketing products and such time may be preempted to the extent sold to a paying advertiser. Televisa and Venevision may each also purchase for its own use non-preemptable time at the lowest spot rate for the applicable time period. During 2000, Televisa purchased non-preemptable time from us, which resulted in advertising revenues of approximately $3,000,000.

INTERNATIONAL PROGRAM RIGHTS AGREEMENT

    We have also granted Televisa and Venevision certain rights to exploit various programming produced by us or our subsidiaries for use on the Univision and Galavision networks on a royalty-free basis. These rights cover all countries outside of the U.S. for programs produced before our initial public offering or that replace such programs ("Grandfathered Programs") and cover Mexico and Venezuela for all other programs. For Grandfathered Programs, the rights described above will revert back to us from Televisa or Venevision when the applicable Program License Agreement terminates. For other programs, Televisa or Venevision's rights revert back to us when that entity owns less than 30% of the securities that it owned on the date of our initial public offering.

PARTICIPATION AGREEMENT

    Pursuant to a Participation Agreement, Mr. Perenchio, Televisa and Venevision have also agreed that none of them will enter into certain transactions involving Spanish-language television broadcasting or a Spanish-language television network in the U.S. without first offering us the opportunity to acquire a 50% economic interest. The Participation Agreement provides that if we elect to participate in any of these transactions, the offeror party will have substantial control over management of such transaction.

WARRANTS

    In connection with Mr. Perenchio, Televisa and Venevision's December 1992 acquisition of our predecessors, Televisa and Venevision were issued warrants to purchase Common Stock. The warrants are not exercisable unless it is lawful for the holder to own the number of shares issuable as a result of such exercise and such exercise would not violate the Communications Act of 1934, as amended. Subject to applicable securities laws, the warrants are freely transferable. The warrants are exercisable for Class T and Class V Common Stock. However, at the option of Televisa or Venevision, as the case may be, or if the warrants are not held by Televisa or Venevision or their respective permitted transferees at the time of exercise, the warrants are exercisable for Class A Common Stock. The warrants are exercisable for Common Stock at an exercise price of $0.032195 per share. If all warrants issued by us were fully exercised and all voting securities were converted to Class A Common Stock (not including options), Venevision, would own approximately 19% of our Common Stock and Televisa would own approximately 6%.

REGISTRATION RIGHTS AGREEMENT

    We have a Registration Rights Agreement with Mr. Perenchio, Televisa and Venevision, pursuant to which we have agreed to file registration statements covering our securities owned by them. As of March 1, 2000, Mr. Perenchio had the right to demand three registration statements, Venevision had the right to demand two and Televisa had the right to demand one. In addition, we gave these stockholders various piggyback registration rights. In general, we will pay all fees, costs and expenses of any such registration statements.

REIMBURSEMENT ARRANGEMENTS

    Univision reimburses Chartwell Services, Inc. and Chartwell Services New York, Inc., affiliates of Mr. Perenchio (collectively, "Chartwell Services"), for compensation of certain Chartwell Services employees who devote time to Univision activities pursuant to agreements entered into between Univision and Chartwell Services. For 2000, Univision agreed to reimburse Chartwell Services approximately $1,130,000 for one-half of the salary, benefits and payroll taxes and all of the bonus and payroll taxes on such bonus relating to our Vice President and Secretary, Robert Cahill, and the salary, bonus, benefits and payroll taxes of support staff. For 2000, Univision agreed to reimburse Chartwell Services approximately $365,000 for office space, transportation and other administrative costs and approximately $35,000 for tickets and related expenses at various sporting events. Pursuant to the agreements between Univision and Chartwell Services, Chartwell Services will continue providing the services subject to such agreement through December 2001, subject to automatic one-year extensions.

                        FINANCIAL AND OTHER INFORMATION

    Our Annual Report to Stockholders for the fiscal year ended December 31, 2000, including financial statements, is enclosed with this proxy statement. We will furnish, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (including any financial statements and schedules, and a list describing any exhibits not contained therein) to any stockholder who submits a written request to the Secretary, at 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067. The exhibits to the 10-K are available upon payment of charges that approximate our cost of reproduction.

                               ACCOUNTANTS' FEES

    Arthur Andersen LLP:

       Audit and review fees for the year 2000: $553,000

       Financial Information Systems Design and Implementation Fees: $0

       All Other Fees for services rendered during 2000: $666,000

    Our Audit Committee determined that Arthur Andersen LLP's provision of services for all non-audit fees in 2000 is compatible with maintaining Arthur Andersen LLP's independence.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Our Board of Directors, on recommendation of our Audit Committee, appointed Arthur Andersen LLP as our independent public accountants and auditors for 2001. Arthur Andersen LLP has served as our independent public accountants since 1992.

    We expect representatives of Arthur Andersen LLP to be present at the meeting and to be available to respond to appropriate questions from stockholders. The Arthur Andersen LLP representatives will be given an opportunity to make a statement if they desire.

    Ratification of the appointment of Arthur Andersen LLP as our independent public accountants for 2001 requires the affirmative vote of a majority in voting interest of our capital stock represented in person or by proxy at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR 2001.

                             STOCKHOLDER PROPOSALS

    We must receive proposals of stockholders intended to be presented at the 2002 meeting of stockholders at our principal executive offices not later than November 30, 2001 for inclusion in our proxy statement and form of proxy relating to the meeting.

                                 OTHER MATTERS

    The Board of Directors knows of no matters to be presented for action by the stockholders at the meeting other than those described in this proxy statement. Unless otherwise indicated, if any other matter is properly brought before the meeting and may be properly acted upon, the persons named in the accompanying form of proxy will be authorized by such proxy to vote the proxies thereon in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          /s/ Robert V. Cahill
                                          Robert V. Cahill
                                          SECRETARY

March 30, 2001

                         UNIVISION COMMUNICATIONS INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 9, 2001

     I/We hereby appoint Robert V. Cahill, George W. Blank and C. Douglas Kranwinkle, or any of them, as Proxies, with full power of substitution, to represent me (us) and to vote all of my (our) shares of Class A Common Stock of Univision Communications Inc. (the "Company"), on all matters which may come before the 2001 Annual Meeting of Stockholders of the Company and any adjournments thereof. Said Proxies are directed to vote as hereafter indicated.

     Proxies will vote in accordance with their judgement in connection with the transactions of such other business as may properly come before the meeting or any adjournment thereof.

     This Proxy, when properly executed, will be voted in the manner directed hereon. If no direction is made, it will be voted "FOR" the election as Class A/P Directors of all the individuals identified in the accompanying Proxy Statement as the Class A/P Board nominees, and "FOR" the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants.

(Continued and to be signed on the other side.)

                                       UNIVISION COMMUNICATIONS INC.
                                       P.O.BOX 11405
                                       NEW YORK, N.Y.  10203-0405

IF MAILING YOUR PROXY, PLEASE DETACH HERE
YOU MUST DETACH THIS PORTION OF THE PROXY CARD
BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE



1.  ELECTION OF CLASS A/P DIRECTORS

    FOR all nominees listed below                / /

    WITHHOLD AUTHORITY to vote for all           / /
    nominees listed below

    *EXCEPTIONS                                  / /

Nominees: A. Jerrold Perenchio, Harold Gaba, Alan F. Horn, John G. Perenchio, Ray Rodriguez, Juan Villalonga

(INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions _________________________________________________________________



2. PROPOSAL to ratify the appointment of Arthur Andersen LLP as independent public accountants for fiscal 2001.


    FOR   / /     AGAINST   / /     ABSTAIN   //


                                           Change of Address and
                                           or Comments Mark Here   / /

                             Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.

                             Dated:____________________________________, 2001

                             ________________________________________________
                                            Signature

                             ________________________________________________
                                            Signature

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTES MUST BE INDICATED
(X) IN BLACK OR BLUE INK.          /X/